SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   March 22, 2000
                        Commission File Number: 0-26885


                               PLUME CREEK, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            82-0511729
     -------------------------------      ---------------------------------
     State or other jurisdiction of         (IRS Employer Identification
     incorporation or organization)                     No.)




           1408 WESTWOOD COURT
           SANDPOINT, IDAHO                           83864
     -------------------------------      ---------------------------------
     (Address of Principal Executive                  (Zip Code)
                 Offices)


               Registrant's Telephone Number, including Area Code:
                                 (208) 263-8179
                            ------------------------



                                    N/A
     ----------------------------------------------------------------------
       (Former name, former address, and formal fiscal year, if changed since last report)

                                           TABLE OF CONTENTS

                                                                    PAGE


ITEM 1                                                                2

ITEM 5                                                                2

ITEM 5                                                                2

EXHIBIT INDEX                                                         2

SIGNATURES                                                            3

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ITEM 1.  Change in Control of Beneficial Ownership

Management reports that that Plume Creek, Inc. has acquired the outstanding common shares of Speedlane.com, Inc. ("Speedlane").
Additionally, from and after the Closing, the directors of Plume Creek, Inc. shall be Chris Mentzel, Paul Verwer, Anthony Ranken and H William Linnemann. Exchange Agreement attached hereto as Exhibit 2.

ITEM 5  Change of Name
Management reports that the name of the company has been changed from Plume Creek, Inc. to Speedlane.com, Inc. Written Consent of A Majority of the Shareholders of Plume Creek, Inc. and Certificate of Amendment filed with Secretary of State of Nevada attached hereto as exhibits 99.1 and 99.2.

ITEM 5  Press Release
Management reports that a press release will be issued as of April 6, 2000. Press release attached hereto as exhibit 99.3



EXHIBITS
                                                                PAGE
    2     Exchange Agreement                                      3

    99.1  Written Consent of a Majority of the Shareholders      21

    99.2  Certificate of Amendment                               23

    99.3  Press Release                                          24

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  April 6, 2000                  Plume Creek, Inc.



                             By  /s/ Dale F. Miller
                               -------------------------
                                 Dale F. Miller
                                 President